Exhibit 32.1


                         AQUENTIUM, INC.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

      I, Mark T. Taggatz, Chief Executive Officer and Principal Financial Officer of Aquentium, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      a. the quarterly report on Form 10-QSB of the Company for the quarter ended December 31, 2003, fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   February 17, 2004
                                         /s/ Mark T. Taggatz
                                        ____________________________________
                                        Mark T. Taggatz
                                        Chief Executive Officer
                                        and Principal Financial Officer